UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2005

SCHICK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

State of Delaware (State or other jurisdiction of incorporation)	000-22673 (Commission File Number)	11-3374812 (IRS Employer Identification No.)

30-00 47th Avenue
Long Island City, New York 11101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if
Changed Since Last Report)

ITEM 8.01 OTHER EVENTS

         A copy of the Registrant’s press release, dated August 4, 2005, announcing its report of financial results and its conference call, for the fiscal first quarter ended June 30, 2005, is filed as Exhibit 99.1 hereto. The financial results are to be reported on Tuesday, August 9, 2005, at 8:30 a.m. ET, and the conference call is to be held on Tuesday, August 9, 2005, commencing at 10:00a.m. ET. The press release includes instructions as to when and how to access the conference call.

         Registrant’s report of financial results and any other financial and statistical information disclosed by the Registrant during the conference call will be available in the “Investors” section of Registrant’s web site at http://www.schicktech.com.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.1:  Press release dated August 4, 2005.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2005	SCHICK TECHNOLOGIES, INC. (Registrant) By: /s/ Zvi N. Raskin —————————————————— Zvi N. Raskin Secretary and General Counsel

Exhibit 99.1:  Press release.